UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
AMENDMENT NO. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 25, 2019

Commission File Number:  001-32420

Charlie’s Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Nevada (State or other jurisdiction of incorporation or organization)	84-1575085 (IRS Employer Identification No.)

1007 Brioso Dr., Costa Mesa, California 92627
(Address of principal executive offices)

949-531-6855
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

EXPLANATORY NOTE

As previously reported, Charlie’s Holdings, Inc,. formerly True Drinks Holdings, Inc. (the “Company”), entered into a Securities Exchange Agreement on April 26, 2019 with each of the members (“Members”) of Charlies Chalk Dust, LLC, a Delaware limited liability company (“Charlie's”), and certain direct investors, pursuant to which the Company acquired all outstanding membership interests of Charlie's beneficially owned by the Members (the “Share Exchange”). As a result of the Share Exchange, Charlie's became a wholly owned subsidiary of the Company. We described the Share Exchange in our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2019, as amended on May 1, 2019 (the “Original 8-K, as amended”). The information set forth in the Original 8-K, as amended, is incorporated herein by reference.

In the Original 8-K, as amended, the Company reported that the information required by Item 9.01 would be filed by amendment no later than 71 calendar days after the date the Original 8-K, as amended, was required to be filed. The Company is filing this amendment to the Original 8-K, as amended, to include such information.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The audited financial statements of Charlie’s Chalk Dust, LLC for the years ended December 30, 2018 and 2017 and the financial statements of Charlie’s Chalk Dust, LLC for the three months ended March 31, 2019 and 2018 (unaudited) are being filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information

The unaudited Pro Forma financial statements of Charlie’s Holdings, Inc. for the year ended December 31, 2018 and for the three months ended March 31, 2019 are being filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits
Exhibit No.	Description

99.1	Historical financial statements of Charlie’s Chalk Dust, LLC for the years ended December 31, 2018 and 2017 (audited) and for the three months ended March 31, 2019 and 2018 (unaudited)
99.2	Unaudited pro forma combined financial statements for Charlie’s Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2019	Charlie's Holdings, Inc. By: /s/ David Allen
Name: David Allen
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Historical financial statements of Charlie’s Chalk Dust, LLC for the years ended December 31, 2018 and 2017 (audited) and for the three months ended March 31, 2019 and 2018 (unaudited)
99.2	Unaudited pro rorma combined financial statements for Charlie’s Holdings, Inc.